UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2025

Off The Hook YS Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42930	33-2636992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Jel Wade Dr

Wilmington, NC 28401

(Address of principal executive offices)

Registrant’s telephone number, including area code: (910) 772-9277

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OTH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) of the common stock, par value $0.001 per share, of Off The Hook YS Inc. (the “Company”), described in the prospectus (the “Prospectus”), dated November 12, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which Prospectus is deemed to be part of the Registration Statement on Form S-1, as amended (File No. 333-288551), the Company entered into an Underwriting Agreement (“Underwriting Agreement”), dated November 12, 2025, with ThinkEquity LLC (“ThinkEquity”) as representative of the underwriters named therein, for the offer and sale of 3,750,000 shares of the Company’s common stock at a public offering price of $4.00 per share for gross proceeds of $15 million, before deducting underwriting discounts and other related expenses. The Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference. The terms of the Underwriting Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as an exhibit to the Registration Statement and as described therein.

Pursuant to the Underwriting Agreement, as partial compensation for their services, the Company issued to the underwriters on the closing date of the Offering (the “Closing Date”), warrants (the “Underwriter Warrants”) to purchase an aggregate of 187,500 shares of our common stock, representing 5% of the shares issued on the Closing Date. The Underwriter Warrants will be exercisable, in whole or in part, commencing on May 11, 2026, and expiring on November 12, 2030, at an initial exercise price per share of common stock of $5.00, which is equal to 125% of the Offering price. The terms of the Underwriter Warrant are substantially the same as the terms set forth in the form of such warrant which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 12, 2025, we issued a press release announcing the pricing of the Offering. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. On November 14, 2025, we issued a press release announcing the closing of the Offering. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

The information set forth in Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits

1.1	Underwriting Agreement, dated November 12, 2025, by and between Off The Hook YS Inc. and ThinkEquity LLC

4.1	Form of Representative’s Warrant Agreement

99.1	Press Release of Off The Hook YS Inc. entitled “Off The Hook YS Inc. Announces Pricing of Its Initial Public Offering” dated November 12, 2025

99.2	Press Release of Off The Hook YS Inc. entitled “Off The Hook YS Inc. Announces Closing of Initial Public Offering” dated November 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2025	Off The Hook YS Inc.

	By:	/s/ Brian John
	Name:	Brian John
	Title:	Chief Executive Officer